UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

Myomo, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-38109	47-0944526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 Portland St., 4th Floor, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (617) 996-9058

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MYO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 1, 2021, Myomo, Inc., a Delaware corporation (the “Company”), entered into an Amendment No. 1 to the Company’s existing Fabrication and Services Agreement (the “Amendment”), dated as of January 21, 2021, with Geauga Rehabilitation Engineering, Inc. (“GRE”), related to the purchase of fabrication and other services from GRE through December 31, 2021 (the “Services Agreement”). Pursuant to the Amendment, the Company and GRE extended the term of the Services Agreement to March 31, 2022. The Company will continue to pay GRE a base fee per unit, subject to minimum volume guarantees and adjustment in the event that GRE’s costs and/or expenses increase during the term of the Services Agreement. The Services Agreement shall be non-exclusive and remain in effect through March 31, 2022, provided that the parties shall negotiate in good faith should either party desire to further extend the term of the Services Agreement, or the Services Agreement is terminated upon ninety days’ written notice by either party.

A copy of the Amendment is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1*	Amendment No. 1 to Fabrication and Services Agreement, dated October 1, 2021, between the Company and Geauga Rehabilitation Engineering, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*

Certain immaterial and sensitive financial, commercial and strategic information relating to the Company has been redacted in the marked portions of the exhibit in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOMO, INC.

Date: October 5, 2021	By:	/s/ David A. Henry
	Name:	David A. Henry
	Title:	Chief Financial Officer